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                                                                   EXHIBIT 10.26

                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

                              CHARLOTTE RUSSE, INC.

      THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of October 23, 2002 (this "Amendment"), by and among CHARLOTTE RUSSE, INC. (the "Borrower"), a California corporation having its principal place of business at 4645 Morena Boulevard, San Diego, California 92117, and CHARLOTTE RUSSE HOLDING, INC. (the "Guarantor"), CHARLOTTE RUSSE MERCHANDISING, INC., a California corporation (the "Subsidiary Guarantor"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national banking association ("Fleet"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with Fleet, the "Banks"), and FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as agent for itself and such other lending institutions (the "Agent").

      WHEREAS, the Borrower, the Guarantor, the Banks, and the Agent are parties to a Revolving Credit Agreement dated as of December 23, 1999 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

      WHEREAS, the Borrower and the Guarantor have requested that the Agent and the Banks make certain amendments to the Credit Agreement;

      WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Guarantor, the Banks, and the Agent have agreed to amend the Credit Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

      1. AMENDMENT OF SECTION 9.4 OF THE CREDIT AGREEMENT. Section 9.4 of the Credit Agreement is hereby amendEd by:

            (a) deleting subsection (iii) in its entirety and substituting the following new subsection (iii) in lieu thereof:

                  "(iii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, dividends and distributions of up to $5,000,000 in any fiscal year of the Guarantor and the Borrower, up to $2,500,000 of which may be cash dividends paid on a non-cumulative basis";

            (b) deleting the period (".") at the end of subsection (iii) thereof and substituting in lieu thereof the text "; and"; and

            (c) adding the following new subsection (iv):
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                  "(iv) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, capital stock redemptions of up to $12,000,000 in any fiscal year of the Guarantor and the Borrower."

      2. REPRESENTATIONS AND WARRANTIES. Each of the Borrower, the Guarantor and the Subsidiary Guarantor hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 3 below are met, as follows:

      (a) The execution and delivery by each of the Borrower, the Guarantor, and the Subsidiary Guarantor of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower, the Guarantor and the Subsidiary Guarantor in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower, the Guarantor or the Subsidiary Guarantor of any of its obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower, the Guarantor and the Subsidiary Guarantor, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower, the Guarantor and the Subsidiary Guarantor, and do not and will not contravene any provision of law or the Borrower's charter or the Guarantor's or the Subsidiary Guarantor's charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon any of the Borrower, the Guarantor or the Subsidiary Guarantor.

      (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower, the Guarantor or the Subsidiary Guarantor is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

      (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower, the Guarantor or the Subsidiary Guarantor of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower, the Guarantor or the Subsidiary Guarantor of the transactions among the parties contemplated hereby and thereby or referred to herein.

      (d) The representations and warranties contained in Section 7 of the Credit Agreement and in the other Loan Documents were true and correct as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct as of the date hereof.

      (e) Each of the Borrower, the Guarantor and the Subsidiary Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.
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      (f) Each of the Borrower, the Guarantor and the Subsidiary Guarantor
acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in
Section 13.1(e) of the Credit Agreement, a breach of which sHall constitute an Event of Default.

      3. EFFECTIVENESS. This Amendment shall become effective as of the date first written above (the "Effective Date) upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:

      (a) This Amendment shall have been duly executed and delivered by each of the parties hereto and shall be in full force and effect;

      (b) The Agent shall have received such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

      4. MISCELLANEOUS PROVISIONS.

      (a) Each of the Borrower, the Guarantor and the Subsidiary Guarantor hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower, the Guarantor and the Subsidiary Guarantor hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

      (b) Without limiting the expense reimbursement requirements set forth in
Section 16 of the CRedit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

      (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF
LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

      (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  [Remainder of page intentionally left blank.]
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      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                        CHARLOTTE RUSSE, INC.

                                        By:      /s/DANIEL T. CARTER
                                           -------------------------------------
                                               Name:    Daniel T. Carter
                                               Title:   Executive Vice President


                                        CHARLOTTE RUSSE HOLDING, INC.


                                        By:      /s/DANIEL T. CARTER
                                           -------------------------------------
                                               Name:    Daniel T. Carter
                                               Title:   Executive Vice President


                                        FLEET NATIONAL BANK, individually
                                        and as Agent


                                        By:      /s/STEPHAN J. GARVIN
                                           -------------------------------------
                                               Name:    Stephan J. Garvin
                                               Title:   Managing Director
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                                 SIGNATURE PAGE
                             TO THE THIRD AMENDMENT

      The undersigned hereby acknowledges the foregoing Third Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan Documents.

                                        CHARLOTTE RUSSE MERCHANDISING, INC.



                                        By:      /s/ DANIEL T. CARTER
                                           -------------------------------------
                                               Name:    Daniel T. Carter
                                               Title:   Executive Vice President